UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 16, 2016, Eagle Pharmaceuticals, Inc., or the Company, filed with the U.S. Securities and Exchange Commission, or the Commission, a current report on Form 8-K, or the Initial 8-K, to report that on November 16, 2016, the Company completed its acquisition of Arsia Therapeutics, Inc., or Arsia, pursuant to a stock purchase agreement and as further detailed in the Initial 8-K. This Amendment No. 1 to the Initial 8-K amends and restates Item 9.01 of the Initial 8-K to provide the financial statements and financial information described below, which were not filed with the Initial 8-K and are permitted to be filed by amendment no later than seventy-one (71) calendar days after November 22, 2016, i.e. the date that the Initial 8-K was required to be filed with the Commission.

Item 9.01              Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited balance sheets of Arsia as of December 31, 2015 and December 31, 2014 and audited statements of operations, changes in stockholders’ (deficit) equity, and cash flows for the years ended December 31, 2015 and December 31, 2014, and related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Also included as part of and filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference are the unaudited balance sheet of Arsia as of September 30, 2016, unaudited statements of operations and statements of cash flows for the nine months ended September 30, 2016 and September 30, 2015, and unaudited statement of stockholders’ (deficit) equity for the nine months ended September 30, 2016, and related notes.

(b) Pro forma financial information.

The Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and related notes, showing the pro forma effects of the Company’s acquisition of Arsia, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of BDO USA, LLP, independent auditors
99.1

Audited balance sheets of Arsia as of December 31, 2015 and December 31, 2014 and audited statements of operations, changes in stockholders’ (deficit) equity, and cash flows for the years ended December 31, 2015 and December 31, 2014, and related notes; unaudited balance sheet of Arsia as of September 30, 2016, unaudited statements of operations and statements of cash flows for the nine months ended September 30, 2016 and September 30, 2015, and unaudited statement of stockholders’ (deficit) equity for the nine months ended September 30, 2016, and related notes

99.2

Unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and related notes, showing the pro forma effects of the Company’s acquisition of Arsia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eagle Pharmaceuticals, Inc.

Dated: February 1, 2017

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
99.1

Audited balance sheets of Arsia as of December 31, 2015 and December 31, 2014 and audited statements of operations, changes in stockholders’ (deficit) equity, and cash flows for the years ended December 31, 2015 and December 31, 2014, and related notes; unaudited balance sheet of Arsia as of September 30, 2016, unaudited statements of operations and statements of cash flows for the nine months ended September 30, 2016 and September 30, 2015, and unaudited statement of stockholders’ (deficit) equity for the nine months ended September 30, 2016, and related notes

99.2

Unaudited pro forma condensed combined balance sheet as of September 30, 2016 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and related notes, showing the pro forma effects of the Company’s acquisition of Arsia